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                                                                      Exhibit 32

        CERTIFICATIONS OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Quarterly Report on Form 10-Q of The Talbots, Inc. (the "Company") for the quarter ended August 2, 2003, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 15, 2003

/s/ Arnold B. Zetcher
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Arnold B. Zetcher
Chairman of the Board, President and
Chief Executive Officer

/s/ Edward L. Larsen
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Edward L. Larsen
Senior Vice President, Finance
Chief Financial Officer and Treasurer